UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2016

21st CENTURY ONCOLOGY

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 24, 2016, the Board of Directors (the “Board”) of 21st Century Oncology Holdings, Inc. (the “Company”), upon the recommendation of the Audit Committee of the Board and management, determined that the following financial statements previously filed by the Company with the Securities and Exchange Commission (the “SEC”) should no longer be relied upon: (1) the audited consolidated financial statements as of and for the years ended December 31, 2012, 2013 and 2014 and the independent registered public accounting firm’s reports thereon and (2) the unaudited condensed consolidated financial statements as of and for each of the interim periods within the years ended December 31, 2012, 2013 and 2014 and for the interim periods ended March 31, June 30 and September 30, 2015. Similarly, related press releases, earnings releases, management’s report on the effectiveness of internal control over financial reporting as of December 31, 2012, 2013 and 2014 and investor communications describing the Company’s financial statements for these periods should no longer be relied upon.

The Company has determined that the financial statements referred to above should be restated in order to give effect primarily to revenue recognition related matters,  accounts receivable reconciliation issues and income and non-income tax matters with respect to its operations in Latin America as well as to give effect to refunds and expected penalties that the Company has recorded in connection with electronic health records incentive payments received  under the Health Information Technology for Economic and Clinical Health Act (HITECH) as a result of meaningful use attestations submitted on behalf of certain Company employed radiation oncologists for program years 2012, 2013 and 2014. The Company is continuing its review and quantification of these and potentially other less significant matters, which are expected to be reflected in the restated financial statements. The Company intends to file with the SEC, as soon as practicable, restated financial information for the affected periods.

The Company expects that its Annual Report on Form 10-K for the year ended December 31, 2015 will not be filed by March 30, 2016.

The Company’s management and the Audit Committee have discussed the matters disclosed under this Item 4.02 with  the Company’s current independent registered public accounting firm, Ernst & Young LLP, as they relate to the unaudited condensed consolidated financial statements as of and for the periods ended March 31, June 30 and September 30, 2015. Authorized officers of the Company have discussed the matters disclosed under this Item 4.02 with the Company’s predecessor independent registered public accounting firm, Deloitte & Touche LLP, as they relate to the audited consolidated financial statements or unaudited condensed consolidated financial statements for all other periods identified in this report.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives, including, but not limited to, certain expected financial results and estimates. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, but not limited to, the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K; any delay in the filing of required periodic reports with the SEC; the timing and results of the review of the effectiveness of internal control over financial reporting (and related internal controls) and disclosure controls and procedures; whether the review is expanded to additional matters; changes in the adjustments in this Current Report on Form 8-K due to the audit of our annual financial statements; the SAS 100 review of quarterly financial statements; our responses to potential comments from the staff of the SEC; whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management; additional uncertainties related to accounting issues generally; adverse effects on our business as a result of the restatement process or the review of the effectiveness of internal control over financial reporting and disclosure controls and procedures or the reactions to such event by our business partners or investors, or increased regulatory, media, or financial reporting issues; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the price of our securities. Readers of this Current Report on Form 8-K are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this Current Report on Form 8-K. In addition, please refer to the risk factors contained in our other filings with the SEC. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this Current Report on Form 8-K.

Item 8.01.	Other Events.

In connection with the data breach previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 4, 2016, the Company received notice that class action complaints have been filed against the Company. The complaints allege, among other things, that the Company failed to take the necessary security precautions to protect patient information and prevent the data breach. Due to the inherent uncertainties of litigation, we cannot predict the ultimate resolution of these matters or estimate the amounts of, or ranges of, potential loss, if any, with respect to these proceedings.

The Company has insurance coverage and contingency plans for certain potential liabilities relating to the data breach. Nevertheless, the coverage may be insufficient to satisfy all claims and liabilities related thereto and the Company will be responsible for deductibles and any other expenses that may be incurred in excess of insurance coverage.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY ONCOLOGY HOLDINGS, INC.

Date: March 25, 2016	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Chief Financial Officer